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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
                         ------------------------------


        Date of Report (Date of earliest event reported): April 18, 2007


                          COOPERATIVE BANKSHARES, INC.
               (Exact name of registrant as specified in charter)

    NORTH CAROLINA                 0-24626                      56-1886527
   (State or other               (Commission                  (IRS Employer
    jurisdiction of               File Number)             Identification No.)
    incorporation)

               201 MARKET STREET, WILMINGTON, NORTH CAROLINA 28401 (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (910) 343-0181

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
            ---------------------------------------------

     On April 18, 2007, Cooperative Bankshares, Inc. issued a press release announcing its unaudited financial results for the quarter ended March 31, 2007. A copy of the press release is attached to this Report as Exhibit 99.1 and is furnished herewith. Also attached to this Report as Exhibit 99.2, and furnished herewith, is additional financial information for the period.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.
            ---------------------------------

      (d)   Exhibits

            Number      Description
            ------      -----------

            99.1        Press Release dated April 18, 2007
            99.2        Additional Financial Information

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             COOPERATIVE BANKSHARES, INC.


                             /s/ Todd L. Sammons
                             --------------------------------------
                             Todd L. Sammons
                             Senior Vice President and
                               Chief Financial Officer

Date:  April 18, 2007